Exhibit 32

Certification Pursuant To Section 906
of the Sarbanes-Oxley Act of 2002

(18 U.S.C. SECTION 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the “Act”), Raymond A. Jean, Chairman of the Board, President and Chief Executive Officer of Quanex Corporation (the “Company”) and Terry M. Murphy, Senior Vice President – Finance and Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

(a) the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 21, 2005

/s/ RAYMOND A. JEAN	/s/ TERRY M. MURPHY
Raymond A. Jean	Terry M. Murphy
Chairman of the Board, President and Chief Executive Officer	Senior Vice President—Finance and Chief Financial Officer